EXHIBIT 10.18


                               FIRST AMENDMENT TO
                             NOTE PURCHASE AGREEMENT


         This First Amendment to Note Purchase Agreement ("Amendment") is entered effective as of the 1st day of December, 2006, by and between ORION HEALTHCORP, INC., a Delaware corporation (the "Company"), and PHOENIX LIFE INSURANCE COMPANY, a New York corporation ("Investor").

                                    RECITALS

         WHEREAS, the Company and Investor entered into a certain Note Purchase Agreement dated September 8, 2006, (the "Note Purchase Agreement"); and

         WHEREAS, Section 9.10(b) of the Note Purchase Agreement provides that it may be amended in a writing signed by the Company and Investor.

         NOW, THEREFORE, in order to induce the Company and the Investor to consummate the transactions contemplated by the Note Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Investor agree as follows:

         1. Clause (d) of Section 4.10 of the Note Purchase Agreement shall be amended to refer to Schedule 3.1(p).

         2. Except as explicitly set forth in this Amendment, the Company and Investor hereby reaffirm the Note Purchase Agreement in its entirety.

         3. This Amendment shall be construed and enforced under the laws of the State of New York without regard to conflicts of laws.

         4. This Amendment may be executed in counterparts, each of which will be an original as regards the party whose name appears thereon and all of which together will constitute one and the same instrument.


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         IN WITNESS WHEREOF, the Company and Investor hereto have executed this
Amendment to the Note Purchase Agreement as of the date first written above.

                                             ORION HEALTHCORP, INC., a Delaware
                                             corporation



                                             By:  /s/ Terrence L. Bauer
                                                --------------------------------
                                             Name: Terrence L. Bauer
                                             Title: President and Chief
                                                    Executive Officer



                                             PHOENIX LIFE INSURANCE COMPANY,
                                             a New York corporation


                                             By:  /s/ John H. Beers
                                                --------------------------------
                                             Name: John H. Beers
                                             Title: Vice President